Exhibit 10.79

AMENDMENT NO. 1 TO SOURCING AND SUPPLY AGREEMENT [DELETED]

BETWEEN AMGEN USA INC. AND DAVITA HEALTHCARE PARTNERS INC.

This Amendment No. 1 (“Amendment No. 1”) to Sourcing and Supply Agreement [DELETED] (the “Agreement”) is being made by and between Amgen USA Inc. (“Amgen”) and DaVita Healthcare Partners Inc. f/k/a DaVita Inc. (“Dialysis Center”) and effective as of January 1, 2013 (the “Amendment No. 1 Effective Date”).

WHEREAS, Amgen and Dialysis Center have entered into that Agreement, effective on January 1, 2012; and

WHEREAS, Amgen and Dialysis Center mutually desire to amend the Agreement as stated below.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations and warranties set forth herein, the parties agree as follows:

SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Except as amended and supplemented hereby, all of the terms of the Agreement are incorporated herein by reference, shall remain and continue in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 2. Amendment of the Agreement. As of the Amendment No. 1 Effective Date, all references to DaVita Inc. in the Agreement shall hereby be changed to DaVita Healthcare Partners Inc.

SECTION 3. Amendment of Section 1.9 of Exhibit A. As of the Amendment No. 1 Effective Date, Section 1.9 of Exhibit A of the Agreement entitled “[DELETED]” shall be amended and restated, as follows:

1.9	“[DELETED]” shall mean for each [DELETED] of EPOGEN purchased by a Dialysis Center Purchaser under this Agreement in any Quarter, the [DELETED] in effect on the date of purchase less for such Quarter (i) the Discounts that Dialysis Center is eligible to earn under this Agreement during the applicable Quarter, including the [DELETED] Rebate, the [DELETED] Rebate and the [DELETED] Rebate as applicable, but excluding the [DELETED] Rebate, (ii) any [DELETED] Rebate earned, and (iii) any other discount, rebate or other price adjustment received by a Dialysis Center Purchaser per [DELETED] of EPOGEN which is included in the “Best Price” reported in Amgen’s Best Price Submission under Title XIX of the Social Security Act in respect of such EPOGEN purchase.

SECTION 4. Amendment of Section 1 of Exhibit A. As of the Amendment No. 1 Effective Date, Section 1 of Exhibit A of the Agreement entitled “Definitions” shall be amended to add the following “[DELETED] Rebate Definitions”: Section 1.24 “[DELETED] Rebate”, Section 1.25 “[DELETED] Rebate Eligibility”, and Section 1.26 “[DELETED] Rebate Period”, as follows:

Additional Rebate Definitions

1.24	“[DELETED] Rebate” shall mean, a rebate equal to [DELETED] percent ([DELETED]%) of the Qualified Gross Purchases of EPOGEN during the applicable Quarter.

1.25	“[DELETED] Rebate Eligibility” shall mean, an Amgen ESA Share of Sales during the applicable Quarter that is equal to or greater than [DELETED] percent ([DELETED]%).

1.26	“[DELETED] Rebate Period” shall mean, the period from January 1, 2013 through December 31, 2013.

AMENDMENT NO. 1 TO SOURCING AND SUPPLY AGREEMENT [DELETED]

BETWEEN AMGEN USA INC. AND DAVITA HEALTHCARE PARTNERS INC.

SECTION 5. Amendment of Section 1.20 of Exhibit A. As of the Amendment No. 1 Effective Date, the row corresponding to 2013 set forth in the [DELETED] Table set forth in Section 1.20 of Exhibit A of the Agreement entitled “[DELETED]” shall be revised to be, as follows:

[DELETED] Table
Calendar Year	[DELETED]
2013	$[DELETED] in the event Dialysis Center earns the [DELETED] Rebate in accordance with the terms and conditions of Section 3.6 of this Exhibit A, otherwise the [DELETED] shall be $[DELETED].

SECTION 6. Amendment of Section 3 of Exhibit A. As of the Amendment No. 1 Effective Date, Section 3 of Exhibit A of the Agreement shall be amended to add Section 3.6 entitled “[DELETED] Rebate”, as follows:

3.6	[DELETED] Rebate. During the [DELETED] Rebate Period, Dialysis Center shall earn the [DELETED] Rebate for each Quarter provided that Dialysis Center shall have met the [DELETED] Rebate Eligibility during such Quarter.

3.6.1	Payment of [DELETED] Rebate. Amgen will pay the [DELETED] Rebate within [DELETED] ([DELETED]) days after the end of the corresponding Quarter, provided Amgen is in receipt of all Relevant Information in a form reasonably acceptable to Amgen.

3.6.2	Vesting of [DELETED] Rebate. The [DELETED] Rebate for a given Quarter shall vest on the last day of such Quarter.

AMENDMENT NO. 1 TO SOURCING AND SUPPLY AGREEMENT [DELETED]

BETWEEN AMGEN USA INC. AND DAVITA HEALTHCARE PARTNERS INC.

SECTION 7. Amendment of Section 4 of Exhibit A. As of the Amendment No. 1 Effective Date, the column corresponding to 2013 of the Summary of Discounts Table set forth in Section 4 of Exhibit A of the Agreement shall be revised to be, as follows:

Summary of Discounts Table
2013
Base Invoice Discount	[DELETED	]%
Base Rate Rebate	[DELETED	]%
[DELETED] Rebate	[DELETED	]%
[DELETED] Rebate	[DELETED	]%
Total Discount Opportunity	[DELETED	]%

AMENDMENT NO. 1 TO SOURCING AND SUPPLY AGREEMENT [DELETED]

BETWEEN AMGEN USA INC. AND DAVITA HEALTHCARE PARTNERS INC.

The Parties have executed this Amendment No. 1 by their designated representatives set forth below effective as of the Amendment No. 1 Effective Date.

AMGEN USA INC.		DAVITA HEALTHCARE PARTNERS INC. F/K/A DAVITA INC.

By:	/s/ Mark Bubany	By:	/s/ Dennis L. Kogod

Name (print):	Mark Bubany	Name (print):	Dennis L. Kogod

Its:	Executive Director, Contracts & Pricing	Its:	Chief Operating Officer

Date:	12/11/12	Date:	12/10/12